EXHIBIT 99.2

Additional Transactions by BC LLC

1.Title of    2. Transaction    2A. Deemed      3. Transaction 4. Securities Acquired   5. Amount of   6. Ownership  7. Nature of
Security      Date              Execution Date, Code           (A) or Disposed of (D)   Securities     Form: Direct     Indirect
(Instr. 3)    (Month/Day/Year)  if any          (Instr. 8)     (Instr. 3, 4 and 5)      Beneficially   (D) or           Beneficial
                                (Month/Day/Year)                                        Owned          Indirect (I)     Ownership
                                                --------------------------------------  Following      (Instr. 4)       (Instr. 4)
                                                Code      V     Amount  (A) or   Price  Reported
                                                                         (D)            Transactions(s)
                                                                                        (Instr. 3
                                                                                        and 4)
----------------------------------------------------------------------------------------------------------------------------------
Common Stock  11/05/07                            S             4,800     D      67.51      79,664           I           See(2)
Common Stock  11/05/07                            S             900       D      67.52      78,764           I           See(2)
Common Stock  11/05/07                            S             1,725     D      67.53      77,039           I           See(2)
Common Stock  11/05/07                            S             949       D      67.54      76,090           I           See(2)
Common Stock  11/05/07                            S             800       D      67.55      75,290           I           See(2)
Common Stock  11/05/07                            S             950       D      67.56      74,340           I           See(2)
Common Stock  11/05/07                            S             100       D      67.57      74,240           I           See(2)
Common Stock  11/05/07                            S             1,309     D      67.58      72,931           I           See(2)
Common Stock  11/05/07                            S             700       D      67.59      72,231           I           See(2)
Common Stock  11/05/07                            S             400       D      67.60      71,831           I           See(2)
Common Stock  11/05/07                            S             1,900     D      67.61      69,931           I           See(2)
Common Stock  11/05/07                            S             3,840     D      67.62      66,091           I           See(2)
Common Stock  11/05/07                            S             600       D      67.63      65,491           I           See(2)
Common Stock  11/05/07                            S             250       D      67.64      65,241           I           See(2)
Common Stock  11/05/07                            S             200       D      67.65      65,041           I           See(2)
Common Stock  11/05/07                            S             600       D      67.66      64,441           I           See(2)
Common Stock  11/05/07                            S             300       D      67.67      64,141           I           See(2)
Common Stock  11/05/07                            S             400       D      67.68      63,741           I           See(2)
Common Stock  11/05/07                            S             915       D      67.69      62,826           I           See(2)
Common Stock  11/05/07                            S             1,400     D      67.70      61,426           I           See(2)
Common Stock  11/05/07                            S             340       D      67.72      61,086           I           See(2)
Common Stock  11/05/07                            S             301       D      67.74      60,785           I           See(2)
Common Stock  11/05/07                            S             1,700     D      67.75      59,085           I           See(2)
Common Stock  11/05/07                            S             861       D      67.76      58,224           I           See(2)

Explanation of Responses:

(2) Reported securities were disposed of by Boundary Creek, LLC ("BC LLC"). The reporting person is the sole member of BC LLC and has voting and investment power with respect to the securities beneficially owned by BC LLC.